USAllianz Dimensions

A Multiple Payment Variable Annuity
Issued by Allianz Life Insurance Company of North America         DA__________

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1.CONTRACT OWNER   Must be age (75) or younger
     Name ________________________________________________________________
              Last                First                        Middle

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     (If the Contract Owner is a trust, please include Trust Name, Trust Date, and the Trust Beneficial Owner(s))
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     Address         Street Address       Apartment Number   emailaddress
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     City                            State                        Zip Code

     Social Security Number_______ Date of Birth               Sex ____Female
                                   (If the Contract Owner is a     ____Male
     Daytime Telephone (   )       trust, list the date(s) of birth
                                   for the beneficial owner(s))
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2.JOINT OWNER(Optional)
 Must be age (75) or younger. Must be the Spouse of the Contract Owner. (except in NJ)
     Name ___________________________________________________________________
           Last                First                        Middle

     Social Security Number ______ Date of Birth _____________ Sex ____Female
                                                                        ____Male
     Daytime Telephone (   ) Relationship to Contract Owner__________________
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3.ANNUITANT
  Must be age (75) or younger. Must complete if different than Contract owner. Name ______________________________________________________________________
           Last                First                        Middle
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     Address   Street Address   Apartment Number        e-mail address
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     City                          State                          Zip Code

     Social Security Number_________ Date of Birth_________    Sex ____Female
                                                                        ____Male
 Daytime Telephone(  )_____________Relationship to Contract Owner____________

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4.JOINT ANNUITANT  (Optional)  Must be age (75) or younger.
      Must complete if different that Contract Owner.

Name ______________________________________________________________________
           Last                First                        Middle
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     Address   Street Address   Apartment Number        e-mail address
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     City                          State                          Zip Code

     Social Security Number_________ Date of Birth_________    Sex ____Female
                                                                        ____Male
 Daytime Telephone(  )_____________Relationship to Contract Owner____________

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5.BENEFICIARY(IES) DESIGNATION



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     Primary Beneficiary(ies):          Contingent Beneficiary(ies)
     (At the Contract Owner's death, the surviving Joint Owner becomes the Primary Beneficiary.)
   ---------------------------------    ----------------------------------
   Name                                 Name
   ---------------------------------    ----------------------------------
   Relationship to Contract Owner SSN   Relationship to Contract Owner SSN
   ---------------------------------    ----------------------------------
   Name                                 Name
   ---------------------------------    ----------------------------------
   Relationship to Contract Owner SSN   Relationship to Contract Owner SSN

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6. PURCHASE PAYMENT

   ___Purchase Payment Enclosed  ____ This contract was funded by a 1035
      with Application           exchange, Tax-Qualified Transfer\Rollover, CD
                                 Transfer or Mutual Fund Redemption. (If checked please include the appropriate forms.)

   Purchase Payment Amount $____
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7. PURCHASE PAYMENT ALLOCATION
           AT TIME OF ISSUE, YOU MUST SELECT FROM ONE OF THE TWO OPTIONS BELOW.

1. ___Dimensions Asset Allocation Model: If you do not check this box, you will not be in the Dimensions Asset Allocation Model. You may select up to 10 Investment Options. Use whole percentages. The percentages must total 100%. You can select your Investment Options from the Investment Classes below subject to the minimum and maximum percentages indicated. By selecting this option, you have also agreed to have automatic rebalancing occur on [the 20th of March, June, September, and December].

Aggressive Growth  [(30% total maximum)]
____% AIM V.I. Capital Appreciation
____% Alger American Leveraged AllCap
____% Alger American Small Capitalization
____% Franklin Small Cap
____% Seligman Global Technology
____% Seligman Small-Cap Value

International Growth  [(20% total maximum)]
____% AIM V.I. International Equity
____% J.P. Morgan International
             Opportunities
____% Mutual Discovery Securities
____% Oppenheimer Global Securities/VA
____% SP Jennison International Growth


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____% Templeton Developing Markets
             Securities
____% Templeton Growth Securities
____% Templeton Pacific Growth Securities
____% USAllianz VIP Global Opportunities

Domestic Growth  [(60% total maximum)]
____% AIM V.I. Growth
____% AIM V.I. Value
____% Alger American Growth
____% Alger American MidCap Growth
____% Davis VA Financial
____% Davis VA Value
____% SP Strategic Partners Focused Growth
____% USAllianz VIP Growth
____% Van Kampen LIT Enterprise

Growth and Income  [(no limitations)]
____% Davis VA Real Estate
____% Franklin Growth and Income Securities
____% Franklin Rising Dividends Securities
____% J.P. Morgan U.S. Disciplined Equity
____% Mutual Shares Securities
____% Oppenheimer Main Street Growth &
              Income/VA
____% PIMCO VIT StocksPLUS Growth &
              Income
____% USAllianz VIP Diversified Assets
____% Van Kampen LIT Growth & Income

Bonds  [(no limitations)]
____% Franklin U.S. Government
____% Oppenheimer High Income/VA
____% PIMCO VIT High Yield Bond
____% PIMCO VIT Total Return Bond

Conservative Fixed Income  [(10% minimum)]
____% USAllianz VIP Fixed Income
____% USAllianz VIP Money Market
____% Allianz Life Fixed Account

_______TOTAL (Must equal 100%)
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2. __Self-Directed  Option: If you do not check this box, you will not be in the
Self-Directed Option. You may select up to 10 Investment Options. Use whole percentages. The percentages must total 100%. You may select from any of the Investment Options below. The guaranteed value protection charges are higher than if you select this option.

____% AIM V.I. Capital Appreciation
____% AIM V.I. International Equity


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____% AIM V.I. Growth
____% AIM V.I. Value

____% Alger American Leveraged AllCap
____% Alger American Small Capitalization
____% Alger American Growth
____% Alger American MidCap Growth

____% Davis VA Financial
____% Davis VA Value
____% Davis VA Real Estate

____% Franklin Small Cap
____% Franklin Growth and Income
             Securities
____% Franklin Rising Dividends Securities
____% Franklin U.S. Government

____% J.P. Morgan International
             Opportunities
____% J.P. Morgan U.S. Disciplined Equity

____% Mutual Discovery Securities
____% Mutual Shares Securities

____% Oppenheimer Global Securities/VA
____% Oppenheimer Main Street Growth &
             Income/VA
____% Oppenheimer High Income/VA

____% PIMCO VIT StocksPLUS Growth &
             Income
____% PIMCO VIT High Yield Bond
____% PIMCO VIT Total Return Bond

____% Seligman Global Technology
____% Seligman Small-Cap Value
____% SP Jennison International Growth
____% SP Strategic Partners Focused Growth

____% Templeton Developing Markets
              Securities
____% Templeton Growth Securities
____% Templeton Pacific Growth Securities

____% USAllianz VIP Global Opportunities
____% USAllianz VIP Growth
____% USAllianz VIP Diversified Assets
____% USAllianz VIP Fixed Income
____% USAllianz VIP Money Market

____% Van Kampen Lit Enterprise


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____% Van Kampen Lit Growth and Income

____% Allianz Life Fixed Account (Select one of the options below.
 __ Dollar Cost Averaging Fixed Option 1
 __ Dollar Cost Averaging Fixed Option 2
 __ Flexible Fixed Option

___  TOTAL (Must equal 100%)
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8.  REPLACEMENT

Is this Annuity intended to replace or change existing life insurance or annuity? ___Yes - Please include appropriate forms.
                                     ___ No

(The Registered Representative must answer another replacement question in section 17 of this application.)
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9. TAX QUALIFIED PLANS

Is this annuity part of a Tax
Qualified Plan?    ____ Yes  ____No  If yes, please select one of the following.

                              ___IRA Transfer/Rollover ___403(b)TSA
                              ___Regular Contribution
                                 for Tax Year________
                              ___Roth IRA              ___401 (Corporate Plan)
                              ___Roth IRA Conversion   ___Other _______________
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10. INCOME DATE

  Selected Income Date  ___- 01 -___   The date on which your payments from an
                                       Annuity Option are to begin.
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11.  DEATH BENEFIT OPTIONS (Choose one of the following death benefit options.
       Upon making your selection, it cannot be changed.)

__Return of Principal Guaranteed Minimum Death Benefit: (If you do not check any box, this will be the Death Benefit on the Contract.)

__Double Principal Guaranteed Minimum Death Benefit (Optional)

__Earnings Protection Guaranteed Minimum Death Benefit (Optional)

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12.  GUARANTEED VALUE PROTECTION BENEFIT (Choose one of the following.  Upon making your selection, it cannot be changed)


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____Guaranteed Principal Protector Benefit: (If you do not check any  box,  this will be the Guaranteed Value Protection Benefit on the Contract.)

____Guaranteed Performance Accumulator Benefit  (Optional)


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13.TELEPHONE AUTHORIZATION

___ I/We  authorize  Allianz Life  Insurance  Company of North America  (Allianz
Life) to honor telephone instructions from the Contract Owner(s) to transfer contract values among the Investment Options and to disburse partial surrenders. For partial surrenders Allianz LifeAEs sole responsibility is to send a check to the Contract Owner's address or wire the proceeds to the Contract Owner's account at a commercial bank (a savings bank may not be used) or to the Contract OwnerAEs account at a member firm of a national securities exchange.

___ I/We  authorize  Allianz Life  Insurance  Company of North America  (Allianz
Life) to accept telephone instructions from the Registered Rep/Agent of Record for this contract and/or the Representative's Assistant(s)to transfer contract values among the Investment Options. If no selection is indicated, telephone access authorization will be permitted for the Contract Owners only. This authorization is subject to the terms and provisions in the contract and Prospectus. Allianz Life will employ reasonable procedures to confirm that telephone instructions are genuine. If Allianz Life does not, it may be liable for any losses due to unauthorized or fraudulent transfers.

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14.  PROSPECTUS DELIVERY

__Please   send  me  my   annual   USAllianz   Dimensions   Prospectus   updates
electronically. (If the box is not checked, then your Prospectus will be mailed. Please give us your e-mail address and complete the appropriate form.)

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15.  MAIL APPLICATIONS TO

For Regular Mail                        For Overnight Delivery

Allianz Life-USAllianz Service Center   Allianz Life-USAllianz Service Center
c/o PNC Bank                            c/o PNC Bank
Box 824240                              Attn:  Box 4240
Philadelphia, PA  19182-4240            Route 38 and East Gate Drive
                                        Moorestown, NJ    08057-4240
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16. BY SIGNING BELOW, THE CONTRACT OWNER UNDERSTANDS THAT OR AGREES TO

I received a Prospectus and have determined that the variable annuity applied


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for  is  not  unsuitable  for  my  insurance  investment  objectives,  financial situation, and financial needs. It is a long term commitment to meet insurance needs and financial goals. I UNDERSTAND THAT THE ANNUITY VALUE FOR PAYMENTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS MAY INCREASE OR DECREASE DEPENDING ON THE CONTRACTAES INVESTMENT RESULTS, AND THAT NO MINIMUM CASH VALUE IS GUARANTEED ON THE VARIABLE INVESTMENT OPTIONS. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz LifeAEs rights or requirements. I confirm that I have received my Guaranteed Value Protection Disclosure.

Applicable for residents of the following states: AR, KY, LA, ME, NM, and OH. Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits a fraudulent insurance act, which is a crime, may be subject to criminal prosecution and civil penalties.

Applicable for residents of the state of CO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

Applicable for residents of DC: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Applicable for residents of the state of FL: Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

Applicable for residents of the state of MN: This Contract is not protected by the Minnesota Life and Health Insurance Guarantee Association or the Minnesota Insurance Guarantee Association. In the case of insolvency, payment of claims is not guaranteed. Only the assets of this insurer will be available to pay the claim.

Applicable for residents of the state of NJ: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

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Contract Owner's Signature              Joint Owner's Signature (or Trustee,
  (or Trustee, if applicable)                                   if applicable)
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Signed At (City, State)                  Date Signed

____Please send me a Statement of Additional Information
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17. BY SIGNING BELOW, THE REGISTERED REPRESENTATIVE/AGENT CERTIFIES THAT

- -I am NASD registered and state licensed for variable annuity contracts in the state where this application is written and delivered; and - -I provided the Contract Owner(s) with the most current Prospectus; and - -To the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If replacement, attach a copy of each disclosure statement and list of companies involved.

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Registered Representative Name (Please  Registered Representative Name (Please
                                Print)                                  Print)
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Registered Representative Signature     Registered Representative Signature

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Broker Dealer Name                      Authorized signature of Broker Dealer
                                        (if required)

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Branch Address                          Branch Telephone Number


 Comm:  A B C (circle one)              ____________________________________
                                        Representative's Florida Insurance
                                        License Number (FL only)
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18.HOME OFFICE USE ONLY  (EXCEPT IN WV)

If Allianz Life Insurance Company of North America makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Contract Owner(s).

F40354